EXHIBIT 10.1

FORM

                             SUBSCRIPTION AGREEMENT



NELX, Inc.
300 Summers Street
Suite 970
Charleston, West Virginia 25301

Gentlemen:

SECTION 1. SUBSCRIPTION.

     1.1 NELX, Inc. a Kansas corporation (the "Company"), is offering for sale shares of [Series A Preferred Stock/Series B Preferred Stock] of the Company (the "Shares"), together with warrants to purchase shares of Common Stock of the Company (the "Warrants"), for the purpose and with terms as described on Appendix A to this Agreement (collectively, the "Securities"). The undersigned (the "Subscriber") hereby subscribes for the purchase of such Securities as set forth on the signature page hereto (the "Purchased Securities"), for the consideration set forth on the signature page hereto determined at the rate of $_______ for each Share, with Warrants (the "Purchase Price") (such subscription referred to herein as the "Subscription").

     1.2 The Subscriber shall fully complete this Agreement, including Appendices B and C attached hereto. Upon the execution hereof, the Subscriber shall deliver to the Company (i) two executed copies of this Agreement, (ii) an amount equal to 10% of the Purchase Price (the "Deposit"), which shall be paid by a check payable to the order of the Spilman Thomas & Battle, PLLC, as Escrow Agent, and (iii) three executed copies of the Escrow Agreement in the form attached hereto as Exhibit 1.

     1.3 As soon as practicable after receipt of the foregoing items, the Company shall notify the Subscriber whether the Subscription has been accepted in whole or in part. If the Company accepts all or a portion of the Subscription, this Agreement shall become effective, and the Company shall promptly deliver to the Subscriber (i) one fully-executed copy of this Agreement, countersigned by the Company and (ii) a fully executed copy of the Escrow Agreement.

     1.4 Following the effectiveness of this Agreement, the balance of the Purchase Price shall be paid to the Company by Subscriber, and the Deposit held pursuant to the Escrow Agreement will be released, upon five (5) days notice to Subscriber and the Escrow Agent that the following conditions have been satisfied:

     (a) The Company shall have obtained the requisite power and authority to issue the Securities;

     (b) The Company shall have entered into a definitive agreement for the acquisition of the target insurance company (the "Insurance Company") with the owner of the Insurance Company;

     (c) The acquisition of the Insurance Company by the Company shall have been approved by the Insurance Commissioner of the State of West Virginia; and

     (d) The Company shall have obtained sufficient Subscriptions to accomplish the acquisition of the Insurance Company.

     1.5 Upon receipt of the balance of the Purchase Price, the Company shall issue the balance of the Securities to Subscriber.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Subscriber that:

     2.1 This Agreement and the Escrow Agreement have been duly authorized, executed and delivered by the Company, and each constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     2.2 Within seventy-five (75) days following the acceptance of this Subscription, the Company shall have called a meeting of the shareholders of the Company seeking an approval of an amendment to the Articles of Incorporation of the Company, establishing the Company's authority to issue [Series A Preferred Stock/Series B Preferred Stock].

     2.3 When issued in accordance herewith, the Securities shall be fully paid and nonassessable.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. The Subscriber represents and warrants to the Company that:

     3.1 This Agreement and the Escrow Agreement have been duly authorized, executed and delivered by the Subscriber, and each constitutes a legal, valid and binding obligation of the Subscriber, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     3.2 The Subscriber has knowledge and experience in financial and business matters sufficient to enable it to evaluate the merits and risks of an investment in the Securities.

     3.3 The Subscriber is acquiring the Securities hereunder for its own account, solely for investment and not with a view to the resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     3.4 The Subscriber understands that its investment in the Securities entails a high degree of risk. The Subscriber understands that its acquisition of the Securities will be a speculative investment, and, without impairing its financial condition, it is able to hold the Securities for an indefinite period of time and would be able to suffer a complete loss of its investment without undue financial hardship.

     3.5 The Subscriber understands that the acquisition of the Insurance Company is subject to (i) the Company's entering into a definitive purchase agreement with the owner of the Insurance Company, (ii) the prior approval of the acquisition by the Insurance Commissioner of the State of West Virginia and
(iii) the Company's obtaining Subscriptions for at least $3,000,000.

     3.6 The Subscriber has had an opportunity to ask questions of and receive answers from the Company and its officers concerning the terms and conditions of the sale of the Securities contemplated hereby and has had an opportunity to obtain additional information from the Company to the extent deemed necessary or advisable by the Subscriber in order to verify the accuracy of the information obtained. The Subscriber has, to the extent deemed necessary by the Subscriber, consulted with its own advisors (including the Subscriber's attorney, accountant or investment advisor) regarding the Subscriber's investment in the Securities and understands the significance and effect of its representations, warranties, acknowledgments and agreements set forth in this Agreement.

     3.7 The Subscriber has reviewed copies of the public filings of the Company on Forms 10-KSB and 10-QSB. The Subscriber has, to the extent deemed necessary by the Subscriber, completed due diligence and an independent investigation concerning the Company and the terms and conditions of the sale of the Securities contemplated hereby. The Subscriber acknowledges that there can be no assurance the Company will be successful in the implementation of its business plan, and a total loss of the Subscriber's investment in the Securities is possible.

     3.8 The Subscriber acknowledges that neither the Company, nor any of its officers, representatives or affiliates, nor any other person or entity, has made any representations or warranties with respect to the Company, its business or the Securities other than as set forth herein.

     3.9 The Subscriber understands that the Securities have not been registered under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(2) thereof, that the Securities have not been registered under applicable state securities laws, and that the Securities may not be sold or otherwise disposed of unless registered under the Securities Act and applicable state securities laws (the Company being under no obligation to so register such Securities) or exempted from registration. The Subscriber further understands that the exemption from registration afforded by Rule 144 promulgated under the Securities Act is not presently available with respect to the Securities.

     3.10 The Subscriber is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act and has accurately completed Appendix B to this Agreement.

     3.11 The Subscriber acknowledges that neither the Company nor any person or entity acting on its behalf has offered to sell any of the Securities to the Subscriber by means of any form of general solicitation or advertising, including without limitation (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

SECTION 4. GENERAL.

     4.1 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered to the parties at the addresses set forth below or on Appendix C, as applicable, as same may be modified from time to time. Each such notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number set forth below or on Appendix C, as applicable, if such facsimile is transmitted on a business day, and if not, then on the next business day thereafter, and the appropriate answer back is received or (b) if given by mail, three (3) days after mailed by registered or certified mail (return receipt requested) or (c) if given by express courier, on the day delivered by an express courier (with confirmation from recipient) to the following addresses:

     (a) if to the Company, to:

                           NELX, Inc.
                           300 Summers Street
                           Suite 970
                           Charleston, West Virginia 25301
                           Attention: President
                           Facsimile No.: 304-342-9726

     (b) if to the Subscriber, to its mailing address and facsimile number as shown on the Appendix C to this Agreement.

Notice of any change in any address or facsimile number shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the party entitled to receive such notice.

     4.2 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto with respect to the matters contemplated herein and supersedes all prior agreements or understandings among the parties related to such matters.

     4.3 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     4.4 AMENDMENT AND MODIFICATION. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance. Except as otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time.

     4.5 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of West Virginia, without giving effect to the principles of conflicts of laws thereof.

     4.6 HEADINGS. Headings to the sections in this Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section.

     4.7   COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement.

     4.8 FEES AND EXPENSES. The Company, on the one hand, and the Subscriber, on the other hand, shall pay the respective fees and expenses incurred by them in connection with the transactions contemplated herein.

     4.9 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

     4.10 FURTHER ACTIONS. The parties hereto agree to execute such further instruments and to take such further actions as may reasonably be necessary to carry out the intent of this Agreement.



                     [Signatures Appear on Following Page.]

         IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement.


                                NAME OF SUBSCRIBER:


                                ----------------------------

                                Authorized Signature:

                                ----------------------------
                                Name:    ______________________

                                Date:  _______________________________

                                Aggregate Purchase Price:  $_____________
                                Number of Shares with Warrants
                                                Purchased:  ____________



Agreed and Accepted this __ day of ________, 2005:

NELX, INC.


By:      _______________________
         Name: John M. Jacobs
         Title: President

                                   APPENDIX A

                            TERM SHEET FOR SECURITIES

          Securities:

          Issuer: NELX, Inc. (NLXI)

          Purpose: To finance the acquisition and operation of a West Virginia insurance company with active licenses (the "Insurance Company") for the principal purpose of engaging in business as a surety

          Issue Price:

          Preferred Stock Dividend Rights:

          Warrants:

          Protective Provisions:


          Use of Funds:

                                   APPENDIX B

ACCREDITED INVESTOR STATUS. Please mark the appropriate box next to each description applicable to you.


[___] A corporation or a partnership, not formed for the specific purpose of acquiring Securities, with total assets in excess of $5,000,000.

[___] A natural person whose individual net worth, or joint net worth with that person's spouse, exceeds $1,000,000.

[___] A natural person who had individual income in excess of $200,000 in each of the most recent two years, or joint income with that person's spouse in excess of $300,000 in each of the most recent two years and who has a reasonable expectation of reaching the same income level in the current year.

[___] A director or executive officer (as defined in Rule 501(f) of Regulation D promulgated under the Securities Act) of the Company.

[___] A bank (as defined in Section 3(a)(2) of the Securities Act) or a savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the Securities Act) whether acting in its individual or fiduciary capacity.

[___] A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

[___] An insurance company (as defined in Section 2(13) of the Securities Act).

[___] An investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or a business development company (as defined in Section 2(a)(48) of the Investment Company Act).

[___] A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

[___] A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

[___] An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") if (A) the investment decision is made by a plan fiduciary (as defined in Section 3(21) of ERISA) which is either a bank, savings and loan association, insurance company or registered investment advisor, or (B) the employee benefit plan has total assets in excess of $5,000,000, or (C) if the plan is a self-directed plan, its investment decisions are made solely by persons who are accredited investors.

[___] An individual retirement account the beneficiary of which is an accredited investor under the standards for natural persons set forth above (i.e. $1,000,000 net worth or $200,000 individual income or $300,000 joint income with spouse).

[___] A private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940).

[___] A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Securities, whose acquisition is directed by a person who, either alone or with his or her purchaser representative(s), has such knowledge and experience in financial business matters that such person is capable of evaluating the merits and risks of acquiring Securities.

[___] An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or a Massachusetts or similar business trust, not formed for the specific purpose of acquiring Securities, with total assets in excess of $5,000,000.

 [___] An entity in which all of the equity owners meet the requirements of at least one of the above subparagraphs for accredited investors.

                                   APPENDIX C

GENERAL INFORMATION. Please print or type the following information about you:


PART A. (TO BE COMPLETED BY NATURAL PERSONS)

         Full Name:           __________________________________________________
         Residence Address:   __________________________________________________
                                           Number            Street

                              __________________________________________________
                               City                State            Zip

         Telephone Number: _____________    Facsimile Number: _________________
         Email Address:    _____________________________________________________
         Name of Employer: _____________________________________________________
         Business Address and Telephone Number:      ___________________________
                                                     ___________________________

         Telephone Number: _____________    Facsimile Number: _________________
         Social Security Number:    ______-_____-___________

PART B.  (TO BE COMPLETED BY ENTITIES)

         Name:             _____________________________________________________
         Business Address: _____________________________________________________
                                       Number                     Street

                           _____________________________________________________
                             City                      State             Zip

         Telephone Number: _____________    Facsimile Number: _________________
         Email Address:    _____________________________________________________

         Name and Title of
         Individual Executing Questionnaire:____________________________________
         Principal Business:                ____________________________________
         State and Year of Organization:    ____________________________________
         Tax Identification Number:         ____________________________________












                                      C-1